Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions

7. ACQUISITION

On October 31, 2018, the Company completed the acquisition of 100% of the equity interest in OLSA S.p.A. [“OLSA”], a global company which designs, engineers and manufactures tail lamps and other lighting products. The purchase price was $152 million [net of $17 million cash acquired], and is subject to working capital and other customary purchase price adjustments.

The acquisition of OLSA was accounted for as a business combination. The following table summarizes the provisional amounts recognized for assets acquired and liabilities assumed at their estimated fair values:

Preliminary amounts recognized
Cash	$17
Non-cash working capital	(52)
Fixed assets	89
Goodwill	109
Intangibles	40
Long-term debt	(21)
Other long-term liabilities	(3)
Deferred tax liabilities	(10)

Consideration paid	169
Less: Cash acquired	(17)

Net cash outflow	$152

The preliminary purchase price allocations are subject to change and may be subsequently adjusted to reflect final valuation results and other adjustments.

Recognized goodwill is attributable to the assembled workforce, expected synergies and other intangible assets that do not qualify for separate recognition. All of the goodwill recognized was assigned to the Company’s Power & Vision segment.

Intangible assets consist primarily of amounts recognized for the fair value of customer contracts. These amortizable intangible assets are being amortized on a straight-line basis over an eight year estimated useful life.